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                                                                   EXHIBIT 10.11
                                                               EXECUTION VERSION

                             STOCK PLEDGE AGREEMENT

          This STOCK PLEDGE AGREEMENT (this "AGREEMENT"), dated as of July 7, 2003, is entered into by and among MORTON'S RESTAURANT GROUP, INC., a Delaware corporation ("BORROWER"), and each of Borrower's undersigned subsidiaries (Borrower and such subsidiaries, each a "PLEDGOR", and individually and collectively, and jointly and severally, the "PLEDGORS") and WELLS FARGO FOOTHILL, INC., a California corporation ("LENDER"), in light of the following:

          WHEREAS, Borrower and the Lender are, contemporaneously herewith, entering into that certain Loan and Security Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT");

          WHEREAS, contemporaneously herewith, each Pledgor other than Borrower has executed and delivered that certain General Continuing Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the "GUARANTY") in favor of Lender and the Bank Product Providers respecting certain obligations of the Borrower to Lender and the Bank Product Providers in connection with the Loan Agreement;

          WHEREAS, each Pledgor beneficially owns the specified Equity Interests identified as Pledged Interests in the Persons identified as Issuers listed on SCHEDULE A attached hereto (or any addendum thereto); and

          WHEREAS, to induce Lender to make the financial accommodations provided to Borrower pursuant to the Loan Agreement, each Pledgor desires to pledge, grant, transfer, and assign to Lender, for its benefit and the benefit of the Bank Product Providers, a security interest in the Pledged Collateral (as hereinafter defined) to secure the Secured Obligations (as hereinafter defined), as provided herein.

          NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

     1.   DEFINITIONS AND CONSTRUCTION.

          (a) DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. The following terms, as used in this Agreement, shall have the following meanings:

               "AGREEMENT" has the meaning set forth in the preamble hereto.

               "BORROWER" has the meaning set forth in the preamble to this Agreement.

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                                                               EXECUTION VERSION

               "CHIEF EXECUTIVE OFFICE" means the address of the chief executive office of each Pledgor set forth on SCHEDULE B to this Agreement.

               "DESIGNATED NUMBER" means, with respect to any Foreign Issuer, the largest whole number of Equity Interests of such Foreign Issuer representing not greater than sixty-five (65%) of all of the fully diluted issued and outstanding Equity Interests of such Foreign Issuer (whether or not owned by Pledgor).

               "DOMESTIC ISSUER" means, individually and collectively, each Issuer which is not a Foreign Issuer.

               "EQUITY INTERESTS" means all shares, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or equivalent entity, whether voting or nonvoting, including general partner partnership interests, limited partner partnership interests, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and any successor statute.

               "FOREIGN ISSUER" means, individually and collectively, any Subsidiary of any Pledgor which is formed in a jurisdiction other than the United States or any political subdivision thereof.

               "FUTURE RIGHTS" means:

               (a) with respect to each Domestic Issuer, (i) all Equity Interests (other than Pledged Interests) of such Domestic Issuer, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of such Domestic Issuer; (ii) to the extent of any Pledgor's interest therein, all shares of, all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase Equity Interests of any Person in which any Pledgor, after the date of this Agreement, acquires a direct equity interest, irrespective of whether such Person is or becomes a Subsidiary of any Pledgor; and (iii) the certificates or instruments representing such additional Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests; and

               (b) with respect to each Foreign Issuer, (i) all Equity Interests (other than Pledged Interests) of such Foreign Issuer, and all securities convertible or

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                                                               EXECUTION VERSION

     exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of such Foreign Issuer; (ii) to the extent of any Pledgor's interest therein, all shares of, all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase Equity Interests of any Person in which any Pledgor, after the date of this Agreement, acquires a direct equity interest, irrespective of whether such Person is or becomes a Subsidiary of any Pledgor; and (iii) the certificates or instruments representing such additional Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests, PROVIDED, HOWEVER, that Future Rights under the preceding clauses (b)(i), (b)(ii), and (b)(iii) shall exclude any Future Rights to the extent and only to the extent that their inclusion would cause the number of Equity Interests pledged hereunder to exceed the Designated Number after giving effect to the issuance of such Future Rights and any related issuances.

               "GUARANTY" has the meaning set forth in the recitals to this Agreement.

               "HOLDER" and "HOLDERS" have the respective meanings set forth in
     SECTION 3 of this Agreement.

               "ISSUER" means each of the Persons identified as an Issuer on SCHEDULE A attached hereto (or any addendum thereto), and any successors thereto, whether by merger or otherwise.

               "LENDER" has the meaning set forth in the preamble to this Agreement.

               "LOAN AGREEMENT" has the meaning set forth in the recitals to this Agreement.

               "PLEDGED COLLATERAL" means the Pledged Interests, the Future Rights, and the Proceeds, collectively.

               "PLEDGED INTERESTS" means (a) with respect to each Domestic Issuer, all of the Equity Interests identified as Pledged Interests of such Domestic Issuer on Schedule A attached hereto (or any addendum thereto); and (b) with respect to each Foreign Issuer, the Designated Number of Equity Interests identified as Pledged Interests of such Foreign Issuer on Schedule A attached hereto (or any addendum thereto).

               "PLEDGOR" and "PLEDGORS" have the respective meanings set forth in the preamble to this Agreement.

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                                                               EXECUTION VERSION

               "PROCEEDS" means all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuers and any security entitlements, as defined in the Code, with respect thereto); (b) "proceeds," as such term is defined in the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights, or proceeds thereof.

               "SEC" means the United States Securities and Exchange Commission and any successor thereto.

               "SECURED OBLIGATIONS" means, with respect to each Pledgor, all liabilities, obligations, or undertakings owing by such Pledgor to Lender or any Bank Product Provider of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Guaranty, the Loan Agreement, this Agreement, or any of the other Loan Documents, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest, costs, indemnities, fees (including attorneys fees), and expenses (including interest, costs, indemnities, fees, and expenses that, but for the provisions of the Bankruptcy Code, would have accrued irrespective of whether a claim therefor is allowed) and any and all other amounts which such Pledgor is required to pay pursuant to any of the foregoing, by law, or otherwise.

               "SECURITIES ACT" has the meaning set forth in SECTION 9(c) of this Agreement.

          (b) CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "include" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The

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                                                               EXECUTION VERSION

words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule and exhibit references herein are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference in this Agreement to any of the following documents includes any and all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto or thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth therein): the Loan Agreement; this Agreement; the Guaranty; and the other Loan Documents. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender, any Bank Product Provider, or any Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each Pledgor, Lender, and the Bank Product Providers, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Lender, any Bank Product Provider and each Pledgor. Any reference herein to the payment in full of the Secured Obligations shall mean the payment in full in cash of all Secured Obligations other than contingent indemnification Secured Obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and are not required to be repaid or cash collateralized pursuant to the provisions of the Loan Agreement and the termination of all Commitments of Lender under the Loan Agreement. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. In the event of any direct conflict between the express terms and provisions of this Agreement and of the Loan Agreement, the terms and provisions of the Loan Agreement shall control; provided, however, that the inclusion herein of additional obligations on the part of any Pledgor and supplemental rights and remedies in favor of Lender, in each case with respect to the Pledged Collateral, shall not be deemed a conflict with the Loan Agreement.

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                                                               EXECUTION VERSION

     2. PLEDGE. Each Pledgor hereby pledges, grants, transfers, and assigns to Lender, for the benefit of Lender and the Bank Products Providers, a security interest in all of such Pledgor's right, title, and interest in and to the Pledged Collateral in order to secure prompt repayment of any and all of the Secured Obligations in accordance with the terms and conditions of the Loan Documents to which such Pledgor is a party, and in order to secure prompt performance by such Pledgor of such Pledgor's covenants and duties under each Loan Document to which such Pledgor is a party. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, no Pledgor has any authority, express or implied, to dispose of any item or portion of the Pledged Collateral.

     3.   DELIVERY AND REGISTRATION OF PLEDGED COLLATERAL.

          (a) All certificates or instruments representing or evidencing the Pledged Collateral shall be promptly delivered by each Pledgor to Lender or Lender's designee pursuant hereto at a location designated by Lender and shall be held by or on behalf of Lender pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Lender.

          (b) Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, at any time in its discretion and without notice to any Pledgor, to transfer to or to register on the books of the Issuers (or of any other Person maintaining records with respect to the Pledged Collateral) in the name of Lender or any of its nominees any or all of the Pledged Collateral. In addition, Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

          (c) If, at any time and from time to time, any Pledged Collateral (including any certificate or instrument representing or evidencing any Pledged Collateral) is in the possession of a Person other than Lender or a Pledgor (a "HOLDER") other than as the result of an action taken by Lender, then the applicable Pledgor shall promptly, at Lender's option, either cause such Pledged Collateral to be delivered into Lender's possession, or execute and deliver to such Holder a written notification/instruction, and take all other steps necessary to perfect the security interest of Lender in such Pledged Collateral, including obtaining from such Holder a written acknowledgment that such Holder holds such Pledged Collateral for Lender, all pursuant to the Code or other applicable law governing the perfection of Lender's security interest in the Pledged Collateral in the possession of such Holder. Each such notification/instruction and acknowledgment shall be in form and substance reasonably satisfactory to Lender.

          (d) Any and all Pledged Collateral (including dividends, interest, and other cash distributions) at any time received or held by any Pledgor shall be so received or held in

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                                                               EXECUTION VERSION

trust for Lender, shall be segregated from other funds and property of such Pledgor and shall be forthwith delivered to Lender in the same form as so received or held, with any necessary endorsements; PROVIDED that cash dividends or distributions received by any Pledgor, if and to the extent they are not prohibited by the Loan Agreement, may be retained by such Pledgor in accordance with SECTION 4 and used in the ordinary course of such Pledgor's business.

          (e) If at any time and from time to time any Pledged Collateral consists of an uncertificated security or a security in book entry form, then the applicable Pledgor shall promptly cause such Pledged Collateral to be registered or entered, as the case may be, in the name of Lender, or otherwise cause the security interest held by Lender to be perfected in accordance with applicable law.

     4.   VOTING RIGHTS AND DIVIDENDS.

          (a) So long as (i) no Event of Default shall have occurred and be continuing, or (ii) if an Event of Default has occurred and is continuing, no Pledgor shall have received the written notice from Lender described below in
SECTION 4(b), each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral applicable to it or any part thereof for any purpose not inconsistent with the terms of the Loan Documents.

          (b) Upon the occurrence and during the continuance of an Event of Default, at the election of Lender in its Permitted Discretion, upon the receipt by a Pledgor of written notice of such election by Lender, all rights of such Pledgor to exercise the voting and other consensual rights or receive and retain cash dividends or distributions that it would otherwise be entitled to exercise or receive and retain, as applicable pursuant to SECTION 4(a), shall cease, and all such rights shall thereupon become vested in Lender, who shall thereupon have the sole right to exercise such voting or other consensual rights and to receive and retain such cash dividends and distributions subject to the terms of the Loan Agreement. Upon the receipt of such written notice, such Pledgor shall execute and deliver (or cause to be executed and delivered) to Lender all such proxies and other instruments as Lender may reasonably request for the purpose of enabling Lender to exercise the voting and other rights which it is entitled to exercise and to receive the dividends and distributions that it is entitled to receive and retain pursuant to the preceding sentence. Following the waiver or cure of any such Event of Default, Lender shall, upon the reasonable request and at the expense of Pledgor, execute and deliver to Pledgor such agreements or instruments as Pledgor may reasonably request, to terminate such proxies and other instruments.

     5. REPRESENTATIONS AND WARRANTIES. Each Pledgor represents, warrants, and covenants to Lender as follows:

          (a) Such Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Pledged

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                                                               EXECUTION VERSION

Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and such Pledgor agrees that neither Lender nor any Bank Product Provider shall have any responsibility or liability for informing such Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto;

          (b) All information herein or hereafter supplied to Lender by or on behalf of such Pledgor in writing with respect to the Pledged Collateral is, or in the case of information hereafter supplied will be, true and correct in all material respects;

          (c) Such Pledgor is and will be the sole legal and beneficial owner of the Pledged Collateral (including the Pledged Interests and all other Pledged Collateral acquired by such Pledgor after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party, other than the Liens held by Lender for the benefit of Lender and the Bank Product Providers and the Permitted Liens;

          (d) This Agreement, the execution and delivery of the Loan Agreement by Lender, and the delivery to Lender of the Pledged Interests representing Pledged Collateral (or the delivery to all Holders of the Pledged Interests representing Pledged Collateral of the notification/instruction referred to in
SECTION 3 of this Agreement), creates a valid, perfected, and first priority security interest in one hundred percent (100%) of the Pledged Interests which are in certificated form in favor of Lender securing payment of the Secured Obligations, and all actions necessary to achieve such perfection have been duly taken;

          (e) SCHEDULE A to this Agreement is true and correct and complete in all material respects as of the date hereof; without limiting the generality of the foregoing, as of the date hereof: (i) except as set forth in SCHEDULE A, all the Pledged Interests are in certificated form, and, except to the extent registered in the name of Lender or its nominee pursuant to the provisions of this Agreement, are registered in the name of the applicable Pledgor; and (ii) the Pledged Interests as to each of the Issuers constitute at least the percentage of all the fully diluted issued and outstanding Equity Interests of such Issuer as set forth in SCHEDULE A to this Agreement;

          (f) The Pledged Interests that are interests in general partnerships, limited partnerships or limited liability companies (i) are not dealt in or traded on securities exchanges or in securities markets, (ii) do not have terms expressly providing that they are securities governed by Article 8 of the Code, and (iii) are not investment company securities, and are not, therefore, "securities" governed by Article 8 of the Code;

          (g) There are no presently existing Future Rights or Proceeds owned by any Pledgor as of the date hereof;

          (h) The Pledged Interests have been duly authorized and validly issued and are fully paid and nonassessable;

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                                                               EXECUTION VERSION

          (i) Neither the pledge of the Pledged Collateral pursuant to this Agreement nor the extensions of credit represented by the Secured Obligations violates Regulation T, U or X of the Board of Governors of the Federal Reserve System; and

          (j) Each direct Subsidiary of each Pledgor is an Issuer of Pledged Interests that have been pledged hereunder.

     6.   FURTHER ASSURANCES.

          (a) Each Pledgor agrees that from time to time, at the expense of such Pledgor, it will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or reasonably desirable, or that Lender, on behalf of Lender and the Bank Product Providers, may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender, on behalf of Lender and the Bank Product Providers, to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor will: (i) at the request of Lender, mark conspicuously each of its records pertaining to the Pledged Collateral with a legend, in form and substance reasonably satisfactory to Lender, indicating that such Pledged Collateral is subject to the security interest granted hereby;
(ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as Lender may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;
(iii) allow inspection of the Pledged Collateral by Lender or Persons designated by Lender, from time to time hereafter during normal business hours, or at any time following the occurrence and during the continuance of a Default or an Event of Default; and (iv) appear in and defend any action or proceeding that may affect such Pledgor's title to or Lender's security interest in the Pledged Collateral.

          (b) Each Pledgor hereby authorizes Lender, on behalf of Lender and the Bank Product Providers, to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Pledged Collateral without the signature of such Pledgor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Each Pledgor will furnish to Lender, upon the request of Lender:
(i) a certificate executed by an authorized officer of such Pledgor, and dated as of the date of delivery to Lender, itemizing in such detail as Lender may request, the Pledged Collateral which, as of the date of such certificate, has been delivered to Lender by such Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as Lender may request.

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                                                               EXECUTION VERSION

     7.   COVENANTS OF PLEDGOR. Each Pledgor shall:

          (a) Perform each and every covenant in the Loan Documents applicable to such Pledgor;

          (b) At all times keep at least one complete set of its records concerning substantially all of the Pledged Collateral at its Chief Executive Office as set forth in SCHEDULE B hereto, and not change the location of its Chief Executive Office or such records without giving Lender at least fifteen
(15) days prior written notice thereof;

          (c) To the extent it may lawfully do so, use its best efforts to prevent the Issuers from issuing Future Rights or Proceeds, except for cash dividends and any other distributions, if any, that are not prohibited by the terms of the Loan Agreement to be paid or otherwise distributed by any Issuer;

          (d) Upon receipt by such Pledgor of any material notice, report, or other communication from any of the Issuers or any Holder relating to all or any part of the Pledged Collateral, deliver such notice, report or other communication to Lender promptly, but in no event later than five (5) days following the receipt thereof by such Pledgor.

          (e) Not permit any of the Issuers to: (i) authorize the amendment of or amend the Governing Documents of such Issuer that is a general partnership, limited partnership or limited liability company to provide that the Stock of such Issuer is governed by Article 8 of the Code, or (ii) authorize the issuance of or issue certificates evidencing the Stock of such Issuer that is a general partnership, limited partnership or limited liability company without the prior written consent of Lender (such consent not to be unreasonably withheld).

     8.   LENDER AS EACH PLEDGOR'S ATTORNEY-IN-FACT.

          (a) Each Pledgor hereby irrevocably appoints Lender, on behalf of Lender and the Bank Product Providers, as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, Lender or otherwise, from time to time at Lender's discretion, to take any action and to execute any instrument that Lender, on behalf of Lender and the Bank Product Providers, may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including: (i) upon the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to issue any notifications/instructions Lender deems necessary pursuant to SECTION 3 of this Agreement; or (iii) to arrange for the transfer of the Pledged Collateral on the books of any of the Issuers or any other Person to the name of Lender or to the name of Lender's nominee.

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                                                               EXECUTION VERSION

          (b) In addition to the designation of Lender as each Pledgor's attorney-in-fact in SUBSECTION (a), each Pledgor hereby irrevocably appoints Lender, on behalf of Lender and the Bank Product Providers, as such Pledgor's agent and attorney-in-fact with power to, if such Pledgor refuses to, or fails timely to, make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where such Pledgor or any of the Issuers engage in business, in order to transfer or to more effectively transfer any of the Pledged Interests or otherwise enforce the rights granted hereunder to Lender, and the Bank Product Providers, or Lender for the benefit thereof.

     9. REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default:

          (a) Lender, on behalf of Lender and the Bank Product Providers, may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Pledged Collateral), and Lender, on behalf of Lender and the Bank Product Providers, may also without notice (except as specified below) sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Lender may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. To the maximum extent permitted by applicable law, Lender may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Pledged Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to such Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, each Pledgor hereby waives any claims against Lender arising because the price at which any Pledged Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if Lender accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

                                                               EXECUTION VERSION

          (b) Each Pledgor hereby agrees that any sale or other disposition of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the State of New York in disposing of property similar to the Pledged Collateral in a transaction of a similar type shall be deemed to be commercially reasonable.

          (c) Each Pledgor hereby acknowledges that the sale by Lender of any Pledged Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "SECURITIES ACT"), as well as applicable "Blue Sky" or other state securities laws may require strict limitations as to the manner in which Lender or any subsequent transferee of the Pledged Collateral may dispose thereof. Each Pledgor acknowledges and agrees that in order to protect Lender's interest it may be necessary to sell the Pledged Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. No Pledgor has any objection to sale in such a manner and agrees that Lender shall have no obligation to obtain the maximum possible price for the Pledged Collateral so long as the sale is conducted in a commercially reasonable manner. Without limiting the generality of the foregoing, each Pledgor agrees that, upon the occurrence and during the continuation of an Event of Default, Lender may, subject to applicable law, from time to time attempt to sell all or any part of the Pledged Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Lender may solicit offers to buy the Pledged Collateral or any part thereof for cash, from a limited number of investors deemed by Lender, in its reasonable judgment, to be institutional investors or other responsible parties who might be interested in purchasing the Pledged Collateral. If Lender shall solicit such offers and so long as the sale is conducted in accordance with applicable law, then the acceptance by Lender of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Pledged Collateral.

          (d) If Lender shall determine to exercise its right to sell all or any portion of the Pledged Collateral pursuant to this Section, each Pledgor agrees that, upon request of Lender, such Pledgor will, at its own expense:

                     (i) use its best efforts to execute and deliver, and cause the Issuers and the directors and officers thereof to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Lender, advisable to register such Pledged Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of Lender, are necessary or advisable, all in conformity

                                                               EXECUTION VERSION

with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                     (ii) use its best efforts to qualify the Pledged Collateral under the state securities laws or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by Lender;

                     (iii) cause the Issuers to make available to their respective security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

                     (iv) execute and deliver, or cause the officers and directors of the Issuers to execute and deliver, to any person, entity or governmental authority as Lender may choose, any and all documents and writings which, in Lender's reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where such Pledgor or the Issuers engage in business, in order to transfer or to more effectively transfer the Pledged Interests or otherwise enforce Lender's rights hereunder; and

                     (v) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

          (e) EACH PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY
LAW: (i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME LENDER DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS SECTION, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

     10. APPLICATION OF PROCEEDS. Upon the occurrence and during the continuance of an Event of Default, any cash held by Lender as Pledged Collateral and all cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by Lender of its remedies as a secured creditor as provided in SECTION 9 shall be applied from time to time by Lender as provided in the Loan Agreement.

                                                               EXECUTION VERSION

     11. DUTIES OF LENDER. The powers conferred on Lender hereunder are solely to protect its interests in the Pledged Collateral and shall not impose on it any duty to exercise such powers. Except as provided in Section 9-207 of the Code, Lender shall have no duty with respect to the Pledged Collateral or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Pledged Collateral.

     12. CHOICE OF LAW AND VENUE. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12.

     13. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Lender and each Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Lender to exercise, and no delay in exercising any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

     14. NOTICES. All notices and other communications hereunder to Lender shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement and all notices and other communications hereunder to any Debtor shall be in writing and shall be mailed, sent or delivered in care of Borrower in accordance with the Loan Agreement.

                                                               EXECUTION VERSION

     15. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Pledged Collateral and shall: (i) remain in full force and effect until the payment in full of the Secured Obligations (other than contingent indemnification obligations), including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement; (ii) be binding upon each Pledgor and its successors and assigns; and (iii) inure to the benefit of Lender and its successors, transferees, and assigns, in each case other than as expressly permitted pursuant to the terms of the Loan Documents. Upon the payment in full of the Secured Obligations (other than contingent indemnification obligations), including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, the security interests granted herein shall automatically terminate and all rights to the Pledged Collateral shall revert to the applicable Pledgor. Upon any such termination, Lender will, at the Pledgors' expense, execute and deliver to each Pledgor such documents as such Pledgor shall reasonably request to evidence such termination. Such documents shall be prepared by the Pledgors and shall be in form and substance reasonably satisfactory to Lender.

     16. SECURITY INTEREST ABSOLUTE. To the maximum extent permitted by law, all rights of Lender, all security interests hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto, including any of the Loan Documents;

          (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents, or any other agreement or instrument relating thereto;

          (c) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

          (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, any Pledgor.

To the maximum extent permitted by law, each Pledgor hereby waives any right to require Lender to: (A) proceed against or exhaust any security held from such Pledgor; or (B) pursue any other remedy in Lender's power whatsoever.

                                                               EXECUTION VERSION

     17. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

     18. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     19. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

     20. WAIVER OF MARSHALING. Each Pledgor and Lender acknowledge and agree that in exercising any rights under or with respect to the Pledged Collateral
Lender: (i) is under no obligation to marshal any Pledged Collateral; (ii) may, in its absolute discretion, realize upon the Pledged Collateral in any order and in any manner it so elects; and (iii) may, in its absolute discretion, apply the proceeds of any or all of the Pledged Collateral to the Secured Obligations in any order and in any manner it so elects in accordance with the terms of the Loan Documents. Each Pledgor and Lender waive any right to require the marshaling of any of the Pledged Collateral.

21. WAIVER OF JURY TRIAL. EACH PLEDGOR AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PLEDGOR AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                           [Signature page to follow.]

                                                               EXECUTION VERSION

          IN WITNESS WHEREOF, each Pledgor and Lender have caused this Agreement to be duly executed and delivered as of the date first written above.

BORROWER:

MORTON'S RESTAURANT GROUP, INC.,
a Delaware corporation

By:     /s/ Thomas J. Baldwin
    -------------------------
    Name:  Thomas J. Baldwin
    Title: Executive Vice President and
           Chief Financial Officer

GUARANTORS:

PORTERHOUSE, INC., a Delaware corporation

MORTON'S OF CHICAGO, INC., an Illinois corporation

MORTON'S OF CHICAGO/ADDISON, INC., a Delaware corporation

MORTON'S OF CHICAGO/DALLAS, INC., an Illinois corporation

MORTON'S OF CHICAGO HOLDING, INC., a Delaware corporation

MORTON'S OF CHICAGO/HOUSTON, INC., a Delaware corporation

MORTON'S OF CHICAGO/ PITTSBURGH, INC., a Delaware corporation

MORTON'S OF CHICAGO/SAN ANTONIO, INC., a Delaware corporation

ITALIAN RESTAURANTS HOLDING CORP., a Delaware corporation

BERTOLINI'S RESTAURANTS, INC., a Delaware corporation


                                      By:    /s/ Thomas J. Baldwin
                                          ------------------------
                                      Name:  Thomas J. Baldwin
                                      Title: Executive Vice President and Chief
                                             FinancialOfficer of the above
                                             corporations

                                                               EXECUTION VERSION

                                      WELLS FARGO FOOTHILL, INC.


                                      By:    /s/ Lisa Cooley
                                          ------------------
                                        Name:  Lisa C. Cooley
                                        Title: Vice President